SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2008
SIRIUS XM RADIO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24710	52-1700207
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 584-5100

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibits
EX-23.1: CONSENT OF KPMG LLP
EX-99.1: THE AUDITED CONSOLIDATED BALANCE SHEETS OF XM
EX-99.2: THE UNAUDITED CONSOLIDATED BALANCE SHEETS OF XM
EX-99.3: THE UNAUDITED CONSOLIDATED BALANCE SHEETS OF XM

Item 2.01. Completion of Acquisition or Disposition of Assets
     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by us (when we were named Sirius Satellite Radio Inc.) on August 1, 2008, to include the financial statements and exhibits as required in connection with the transaction reported therein.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired.
     The audited consolidated balance sheets of XM Satellite Radio Holdings Inc. (“XM”) as of December 31, 2007 and 2006 and the audited consolidated statements of income and cash flows of XM for the years ended December 31, 2007, 2006 and 2005, and the notes related thereto, are filed as Exhibit 99.1.
     The unaudited consolidated balance sheets of XM as of March 31, 2008 and the unaudited consolidated statements of income and cash flows of XM for the three-month period ended March 31, 2008 and 2007, and the notes related thereto, are filed as Exhibit 99.2.
     The unaudited consolidated balance sheets of XM as of June 30, 2008 and the unaudited consolidated statements of income and cash flows of XM for the six-month period ended June 30, 2008 and 2007, and the notes related thereto, are filed as Exhibit 99.3.
(b) Pro Forma Financial Information.
     The pro forma financial statements required by this Item were previously reported in the Current Report on Form 8-K filed by us on August 1, 2008.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG.

99.1	The audited consolidated balance sheets of XM as of December 31, 2007 and 2006 and the audited consolidated statements of income and cash flows of XM for the years ended December 31, 2007, 2006 and 2005, and the notes related thereto.

99.2	The unaudited consolidated balance sheets of XM as of March 31, 2008 and the unaudited consolidated statements of income and cash flows of XM for the three-month period ended March 31, 2008 and 2007, and the notes related thereto.

99.3	The unaudited consolidated balance sheets of XM as of June 30, 2008 and the unaudited consolidated statements of income and cash flows of XM for the six-month period ended June 30, 2008 and 2007, and the notes related thereto.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS SATELLITE RADIO INC.
By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General Counsel and Secretary

     Dated: August 5, 2008

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Exhibits

Exhibit	Description of Exhibit

23.1	Consent of KPMG.

99.1	The audited consolidated balance sheets of XM Satellite Radio Holdings Inc. (“XM”) as of December 31, 2007 and 2006 and the audited consolidated statements of income and cash flows of XM for the years ended December 31, 2007, 2006 and 2005, and the notes related thereto.

99.2	The unaudited consolidated balance sheets of XM as of March 31, 2008 and the unaudited consolidated statements of income and cash flows of XM for the three-month period ended March 31, 2008 and 2007, and the notes related thereto.

99.3	The unaudited consolidated balance sheets of XM as of June 30, 2008 and the unaudited consolidated statements of income and cash flows of XM for the six-month period ended June 30, 2008 and 2007, and the notes related thereto.

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